EXHIBIT 10.4

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (“Agreement”) is entered into as of February 12, 2010 by and between AETHLON MEDICAL, INC., a corporation organized under the laws of the State of Nevada (the “Company”), and the Person set forth on the signature page hereto as the “Purchaser” hereunder (“Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company in a PIPE Transaction as set forth herein;

NOW THEREFORE, in consideration of the foregoing premise and the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1.   Incorporation by Reference; Definitions.

(a)
Incorporation.  This Agreement incorporates by reference, as if set forth herein in its entirety and including without limitation all terms, conditions and provisions set forth therein, the PipeFund Services Organization Standard Transaction Document labeled GTC 1-10 (General Terms and Conditions) available and accessible at www.pipefund.com (“PST Document GTC”); provided, however, that to the extent any of the terms, conditions or provisions of this Agreement (without such incorporation) contradict or conflict with the terms, conditions or provisions of PST Document GTC, this Agreement shall control.

(b)
Defined Terms.  Each initially capitalized term used but not defined in this Agreement (including PST Document GTC as incorporated herein pursuant to the preceding Section), and each initially capitalized term used but not defined in any other Transaction Document, shall have the meaning ascribed thereto in the PipeFund Services Organization Standard Transaction Document labeled 1-10 DEF (Definitions) available and accessible at www.pipefund.com.

(c)	PipeFund Transaction Code. This Securities Purchase Agreement shall be known as “Securities Purchase Agreement #AEMD-10-A”.

2.   Securities.  The Company agrees to issue and sell, and the Purchaser agrees to purchase, in consideration for payment by the Purchaser of its Subscription Amount indicated below and on the Purchaser’s signature page hereto, upon the terms and conditions contained in this Securities Purchase Agreement, the following Securities:

(a)	Note. Convertible Promissory Note of the Company, in the form attached hereto as Exhibit A (“Note”), with an aggregate original principal amount equal to $660,000; and

(b)	Warrant. 3-year Warrant, in the form attached hereto as Exhibit B, to purchase 660,000 Warrant Shares, having an initial exercise price equal to $0.50.

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3.   Purchase Price; Form of Payment; Closing.  The Subscription Amount for the Note and Warrant to be purchased by the Purchaser hereunder shall be $600,000.  At Closing, the Purchaser shall pay the Subscription Amount (a) by wire transfer of $300,000 in immediately available funds to the Company, and (b) by delivering to the Company a Secured Promissory Note in the principal amount of $300,000 in the form attached hereto as Exhibit C (the “Promissory Note”).  There shall be no Funds Escrow Agent or Documents Escrow Agent for the Closing, provided that the original Note, Warrant and Promissory Note shall be delivered to the Company’s counsel to be held in escrow pending the Company’s receipt of the Purchaser’s wire transfer.  Notwithstanding anything to the contrary contained in Section 2.3(a)(viii) of PST Document GTC, the Company shall not be required to deliver a Legal Opinion, Officer’s Certificate or Secretary’s Certificate under subsections (B), (C) and (D) thereof, provided that the Company shall furnish to the Purchaser copies of the Company’s current Certificate of Incorporation and Bylaws and Board resolutions authorizing the Transactions.

4.   Expenses.  On or prior to the Closing, the Company shall pay the Purchaser a non-refundable, non-accountable sum equal to $10,000 as and for the fees, costs and expenses (including without limitation legal fees and disbursements expenses but excluding the Origination Fee below) incurred by the Purchaser in connection with the Purchaser’s negotiation, preparation and execution of the Transaction Documents (“Expense Amount”).  In addition, the Company shall pay the Purchaser, for making the loans evidenced by the Note, an origination fee equal to 3% of the Purchaser’s Subscription Amount hereunder, payable as follows:  $9,000 upon the Closing (“Initial Origination Fee”) and 3% of the amount of each cash principal payment made under the Promissory Note by the Purchaser, which fee may be withheld and offset from such cash principal payment.  The Purchaser may withhold and offset the Expense Amount, the Initial Origination Fee and the PipeFund expenses from the payment of the Purchaser’s Subscription Amount otherwise payable hereunder at Closing, which offset shall constitute partial payment of such Subscription Amount in an amount equal to such offset.

5.   Company Address for Notices:

Aethlon Medical, Inc. 8910 University Center Lane, Suite 660 San Diego, CA 92122 Attn: James A. Joyce, CEO Facsimile: (858) 272-2738	With a copy to: Law Office of Jennifer A. Post 340 North Camden Drive, Suite 302 Beverly Hills, California 90210 Attn: Jennifer A. Post, Esq. Facsimile: (800) 783–2983

6.   Modifications and Additional Terms.

(a)
No Registration Rights; Rule 144.  Sections 6.1 through 6.5 of PST Document GTC are hereby deleted such that the Purchaser shall not have any registration rights.  The Company acknowledges and agrees that, for purposes of Rule 144, the holding period for the shares of Common Stock issuable upon conversion or otherwise pursuant to the Note issued to the Purchaser shall have commenced on the date of original issuance of the Note.  After six months following the Closing Date, any and all shares of Common Stock issued upon conversion of the Note issued to the Purchaser shall be issued free and clear of any and all legends and restrictions thereon, provided that the Purchaser is not an Affiliate of the Company at such time.

(b)	The Bulletin Board shall be an Eligible Market.

(c)	Negative Covenants. So long as the Note is outstanding, without the consent of the Purchaser, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly:

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(i)
amend its Certificate of Incorporation or Bylaws so as to materially and adversely affect any rights of the Purchaser (an increase in the amount of authorized shares and an increase in the number of directors will not be deemed adverse to the rights of the Purchaser); or

(ii)
repay, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its Common Stock, preferred stock, or other equity securities other than to the extent permitted or required under the Transaction Documents.

[Signature Page Follows]

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IN WITNESS WHEREOF, as of the date first written above, the Parties hereto have duly executed, or caused their authorized officers to duly execute, this Securities Purchase Agreement #AEMD-10-A with file name “SPA -- AEMD v.2”.

COMPANY:

AETHLON MEDICAL, INC.

By: /s/ James B Frakes
Name: James B Frakes
Title: Authorized Signatory

PURCHASER:

1.   Signature:

GEMINI MASTER FUND, LTD.
By: GEMINI STRATEGIES, LLC

By: /s/ Steven W. Winters                            _
Name: Steven W. Winters
Title: President

2.   Subscription Amount:  $600,000.00

3.   Maximum Ownership Percentage:
The Maximum Ownership Percentage shall be 9.9% if no box is checked below.

☒ 4.9%	☐ 9.9%	☐ Other: ______%	☐ None

[Purchaser Signature Page to Securities Purchase Agreement # AEMD-10-A P. 1/2]

PURCHASER: _____________________________
(Print Name)

4. Address for Notices:	With a copy to, if any:

______________________________________________
(Name or c/o Name)
______________________________________________
(Address)
______________________________________________

______________________________________________
(Contact Name)

______________________________________________
(Facsimile)

______________________________________________
(Telephone)
______________________________________________
(Email Address)

______________________________________________
(Name)
______________________________________________
(Address)
______________________________________________

______________________________________________
(Contact Name)

______________________________________________
(Facsimile)

______________________________________________
(Telephone)

______________________________________________
(Email Address)

5. Residence/Organization and TIN:
______________________________________________ (State/Jurisdiction of Primary Residence (for individuals) or Organization (for entities))	______________________________________________ (Social Security or Employer/Tax Identification Number, if applicable)
6. Special Instructions Where Securities to Be Delivered:
For Common Stock:	For Other Securities:

[Purchaser Signature Page to Securities Purchase Agreement # AEMD-10-A P. 2/2]
[Page 2 not intended to be publicly disclosed]

Exhibit A

FORM OF CONVERTIBLE NOTE

A-1

Exhibit B

FORM OF WARRANT

B-1

Exhibit C

FORM OF PROMISSORY NOTE

C-1